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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

                        Date of Report: October 12, 1999

                        IMAGYN MEDICAL TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         1-111150                                     98-0122944
         (Commission                                  (IRS Employer
         file number)                                 Identification Number)

                            1 PARK PLAZA, SUITE 1100
                            IRVINE, CALIFORNIA 92614

               (Address of principal executive offices) (zip code)



                                 (949) 809-0800
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

                  As previously reported, the Registrant and its subsidiaries on May 18, 1999 filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (Case No. 99-1019(PJW)). Since that date, the Registrant has continued managing its affairs as "debtors-in-possession" as defined in the Bankruptcy Code.

                  The report of the Registrant covering the period ended August 31, 1999 filed with the Office of The United States Trustee - Region 3, is included as an exhibit to this report. The due date for the filing of the report with U.S. Trustee was September 30, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1     Monthly operating report to U.S. Trustee for September 1999.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Imagyn Medical Technologies, Inc.

Date:  October 12, 1999                By /s/ Michael A. Montevideo
                                          --------------------------------------
                                       Michael A. Montevideo
                                       Senior Vice President and
                                       Chief Financial Officer